UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 3, 2024

Humanigen, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other Jurisdiction of Incorporation)	001-35798 (Commission File No.)	77-0557236 (IRS Employer Identification No.)

533 Airport Boulevard Suite 400 Burlingame, California 94010 (Address of principal executive offices and zip code)

(650) 243-3100 (Registrant's telephone number, including area code)

N/A (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 1.01	Entry into a Material Definitive Agreement.

The information set forth below in Item 1.03 of this Current Report on Form 8-K under the heading “Asset Purchase Agreement” is incorporated herein by reference.

Item 1.03	Bankruptcy or Receivership.

Chapter 11 Filing

On January 3, 2024 (the “Petition Date”), Humanigen, Inc. (the “Company”) filed a voluntary petition under chapter 11 of Title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”). The Company’s chapter 11 case (the “Chapter 11 Case”) is being administered under the caption, In re Humanigen, Inc., Case No. 24-10003 (BLS).

The Company will continue to operate its business as a “debtor in possession” and pursue a structured sale of its assets pursuant to a competitive bidding process. The Company is seeking approval of a variety of “first day” motions containing customary relief intended to enable the Company to continue its ordinary course operations during the Chapter 11 Case. In addition, the Company filed with the Bankruptcy Court a motion seeking approval (the “Interim DIP Order”) of debtor in possession financing in the form of the DIP Loan (as defined and described below) to fund post-petition operations and costs in the ordinary course.

Additional information about the Chapter 11 Case, including access to Bankruptcy Court documents, is available online at https://dm.epiq11.com/case/humanigen/info, a website administered by Epiq Corporate Restructuring, LLC, a third-party bankruptcy claims and noticing agent. The information on this website is not incorporated by reference into, and does not constitute part of, this Current Report on Form 8-K.

Asset Purchase Agreement

On January 3, 2024, prior to the filing of the Chapter 11 Case, the Company entered into an Asset Purchase Agreement (the “Asset Purchase Agreement”) with Taran Therapeutics Inc., a Delaware corporation founded and controlled by Dr. Cameron Durrant, the Company’s Chairman and CEO (“Taran”), pursuant to which, subject to the terms and conditions set forth in the Asset Purchase Agreement, Taran agreed to acquire certain assets related to the Company’s biopharmaceutical business, including its portfolio of proprietary Humaneered® monoclonal antibodies, lenzilumab, ifabotuzumab and HGEN005, the equity in one of the Company’s international subsidiaries, and certain causes of action (collectively, the “Assets”), and assume certain specified liabilities of the Company (collectively, the “Liabilities” and such acquisition of the Assets and assumption of the Liabilities together, the “Transaction”) for a total consideration of up to $20 million, comprised of $2 million in cash at closing of the Transaction and up to $18 million in milestone payments in cash, if earned according to achievement of certain milestone events (the “ Purchase Price”). The cash payable by Taran at closing of the Transaction would be reduced dollar-for-dollar by the outstanding balance of any DIP Loan (as defined below) funded by Taran. In addition to these costs, costs associated with transfer of certain agreements with vendors and partners at closing will be the responsibility of Taran.

The Company’s entrance into the Asset Purchase Agreement followed an extensive effort by the Company to secure an alternative to a bankruptcy proceeding, as previously reported, and was approved by a special committee of disinterested members of the Company’s board of directors (the “Special Committee”).

Upon Bankruptcy Court approval, Taran is expected to be designated as the “stalking horse” bidder in connection with a sale of the Assets under section 363 of the Bankruptcy Code. The Transaction will be conducted through a Bankruptcy Court-supervised process pursuant to Bankruptcy Court-approved bidding procedures and is subject to the receipt of higher or better offers from competing bidders at an auction, approval of the sale by the Bankruptcy Court, and the satisfaction of certain conditions.

The Asset Purchase Agreement contains customary representations, warranties and covenants of the parties for a transaction involving the acquisition of assets from a debtor in bankruptcy, and the completion of the Transaction is subject to a number of customary conditions, which, among others, include the entry of an order of the Bankruptcy Court authorizing and approving the Transaction, the performance by each party of its obligations under the Asset Purchase Agreement and the material accuracy of each party’s representations.

The Asset Purchase Agreement may be terminated, subject to certain exceptions: (i) by the mutual written consent of the parties; (ii) by either party, if (a) any court of competent jurisdiction or other competent governmental authority issues a final, non-appealable order prohibiting the Transaction; (b) if the closing has not occurred on or prior to seventy (70) days after the Petition Date or (c) the Chapter 11 Case is dismissed or converted to a case under Chapter 7 of the Bankruptcy Code or if a trustee or examiner with expanded powers to operate or manage the financial affairs or reorganization of the Company is appointed in the Chapter 11 Case; (iii) by either party, for certain material breaches by the other party of its representations and warranties or covenants that remain uncured following a specified cure period; (iv) by either party, if all of the conditions precedent to the Transaction have not been satisfied or waived; (v) by Taran, if the Sale Order, Interim DIP Order, Final DIP Order are not entered by the deadlines set forth in the Asset Purchase Agreement; (vi) by Taran, if the Company is in material default under the DIP Loan; or (vii) by either party, if the Company has agreed to enter into, in the manner provided for under the Asset Purchase Agreement, an alternative transaction. Nonetheless, nothing in the Asset Purchase Agreement requires the Company or the Special Committee to take any action, or to refrain from taking any action, to the extent inconsistent with applicable law or its fiduciary obligations under applicable law.

The foregoing summary of the Asset Purchase Agreement is not complete and is qualified in its entirety by reference to the full text of the Asset Purchase Agreement, a copy of which is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

The representations, warranties and covenants set forth in the Asset Purchase Agreement have been made only for purposes of the Asset Purchase Agreement and solely for the benefit of the parties thereto, and may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Asset Purchase Agreement instead of establishing these matters as facts. In addition, information regarding the subject matter of the representations and warranties made in the Asset Purchase Agreement may change after the date of the Asset Purchase Agreement and do not purport to be accurate as of the date of this Current Report on Form 8-K. Accordingly, investors should not rely upon the representations and warranties in the Asset Purchase Agreement as statements of factual information.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Debtor-in-Possession Financing

In connection with the filing of the Chapter 11 Case, Taran agreed to provide debtor in possession financing to the Company (the “DIP Loan”), pursuant to which, and subject to the satisfaction of the applicable conditions precedent contained therein, including the entry by the Bankruptcy Court of an appropriate order relating to the same (the “Interim DIP Order”), Taran would provide the Company with a DIP Loan in an aggregate principal amount of up to $2 million. Borrowings under the DIP Loan would be senior secured obligations of the Company, secured by a superpriority lien on certain assets of the Company (“Collateral”), subject to customary exceptions.

The DIP Loan is expected to contain customary covenants for comparable debtor in possession financing arrangements, including covenants mandating compliance by the Company with a 13-week budget, among others. The proceeds of all or a portion of the proposed DIP Loan may be used for, among other things, post-petition working capital for the Company, payment of costs to administer the Chapter 11 Case, payment of expenses and fees of the transactions contemplated by the Chapter 11 Case, payment of court-approved adequate protection obligations under the DIP Loan, and payment of other costs, in each case, subject to an approved budget and such other purposes permitted under the Interim DIP Order or any other order of the Bankruptcy Court.

The DIP Loan is subject to approval by the Bankruptcy Court, which has not been obtained at this time. The Company is seeking (i) interim approval of one tranche of the DIP Loan in the amount of up to $1,000,000 at an interim hearing in the Bankruptcy Court and (ii) final approval of up to the entire principal amount at a final hearing in the Bankruptcy Court.

Amounts borrowed under the DIP Loan shall become due and payable immediately upon the earlier to occur of: (i) five (5) months after the Petition Date; (ii) the approval by the Bankruptcy Court of Taran’s bid under the Section 363 sale process (in which case amounts owed will be applied against the Purchase Price); or (iii) the occurrence of customary events of default including, without limitation, (a) a failure to achieve a specified milestone, (b) the dismissal or conversion of the Chapter 11 Case, (c) a filing by the Company and/or confirmation of a bankruptcy plan in the Chapter 11 Case which does not provide for payment in full of the DIP Loan, (d) a filing by the Company and/or approval of a sale or licensing of any of the Collateral, (e) the appointment of a Chapter 11 trustee, (f) the entry of any order in the Chapter 11 Case granting a senior lien on the Collateral to any person or entity other than Taran, (g) a failure to obtain approval of the DIP Loan by the Bankruptcy Court, and (h) a judgment or settlement that results in more than $150,000 debit to the cash resources of the Company without Taran’s consent, which shall not be unreasonably withheld.

Item 7.01	Regulation FD Disclosure.

Cautionary Note Regarding the Company’s Common Stock

The Company cautions that trading in the Company’s securities (including, without limitation, the Company’s common stock) during the pendency of the Chapter 11 Case is highly speculative and poses substantial risks. Trading prices for the Company’s securities may bear little or no relationship to the actual recovery, if any, by holders of the Company’s securities in the Chapter 11 Case. The Company expects that holders of shares of the Company’s common stock will experience a complete or significant loss on their investment, depending on the outcome of the Chapter 11 Case.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K includes statements that may constitute “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “will,” “expect,” “anticipate,” “believe,” “seek,” “target” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. The Company’s actual results may differ materially from those anticipated in these forward-looking statements as a result of certain risks and other factors, which could include the following: risks and uncertainties relating to the Company’s Chapter 11 Case and expectations regarding the Asset Purchase Agreement including, but not limited to, the Company’s ability to obtain Bankruptcy Court approval with respect to motions in its Chapter 11 Case, the Company’s plans to sell its assets under the Asset Purchase Agreement; the ability to consummate the Transaction on a timely basis; the effects of the Chapter 11 Case on the Company and on the interests of various constituents, Bankruptcy Court rulings in the Chapter 11 Case and the outcome of the Chapter 11 Case in general, the length of time the Company will operate under the Chapter 11 Case, risks associated with any third-party motions in the Chapter 11 Case; risks and uncertainties relating to the settlement of the securities class action lawsuit and expectations regarding the Settlement Agreement including, but not limited to, the Company’s ability to obtain District Court and Bankruptcy Court approvals and expected payment of the Settlement Amount by the Company’s insurance provider; and the trading price and volatility of the Company’s common stock as well as other risk factors set forth in the Company’s Annual Report on Form 10-K, as amended, and other periodic and current reports filed with the Securities and Exchange Commission. These statements are provided for illustrative purposes only and are based on various assumptions, whether or not identified in this current report, and on the current expectations of the Company’s management. These forward-looking statements are not intended to serve, and must not be relied on by any investor, as a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of the Company. These forward-looking statements are subject to a number of risks and uncertainties, including those identified in the Company’s reports filed with the SEC, and if any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Item 9.01.	Financial Statements and Exhibits.

(d)       Exhibits

Exhibit No.	Description

2.1	Asset Purchase Agreement, dated as of January 3, 2024, by and between Humanigen, Inc. and Taran Therapeutics Inc.
104	Cover Page Interactive Data File (embedded within Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HUMANIGEN, INC.

Dated: January 8, 2024	By:	/s/ Cameron Durrant
	Name:	Cameron Durrant
	Title:	Chairman of the Board and Chief Executive Officer